Exhibit 99.1

10x Genomics Announces Preliminary Select Fourth Quarter and Full Year 2025 Results
PLEASANTON, Calif., January 11, 2026 — 10x Genomics, Inc. (Nasdaq: TXG), a leader in single cell and spatial biology, today announced preliminary, unaudited select results for the fourth quarter and full year ended December 31, 2025.

Preliminary, Unaudited Select Fourth Quarter 2025 Financial Results
•Revenue of approximately $166.0 million for the three months ended December 31, 2025, representing 11% growth sequentially and 1% growth compared to the corresponding prior year period.
•Instruments revenue of approximately $15.5 million, representing 29% growth sequentially and a 36% decrease as compared to the corresponding prior year period. Instruments revenue consists of approximately $6.1 million of Single Cell instruments revenue, representing 24% growth sequentially and a 44% decrease year-over-year, and $9.4 million of Spatial instruments revenue, representing 32% growth sequentially and a 30% decrease year-over-year.
•Consumables revenue of approximately $141.7 million, representing 11% growth sequentially and a 6% increase as compared to the corresponding prior year period. Consumables revenue consists of approximately $100.8 million of Single Cell consumables revenue, representing 9% growth sequentially and 3% growth year-over-year, and $41.0 million of Spatial consumables revenue, representing 16% growth sequentially and 14% growth year-over-year.
•Services and License and Royalty revenue of approximately $8.8 million, representing a 3% decrease sequentially and 23% growth year-over-year.
Preliminary, Unaudited Select Full Year 2025 Financial Results
•Revenue of approximately $642.8 million for the year ended December 31, 2025. Excluding $44.1 million related to patent litigation settlements in the first and second quarters, full year 2025 revenue was approximately $598.7 million, representing a 2% decrease from the prior year.
•Instruments revenue of approximately $56.8 million, representing a 39% decrease from the prior year. Instruments revenue consists of approximately $22.7 million of Single Cell instruments revenue, representing a 36% decrease year-over-year and $34.1 million of Spatial instruments revenue, representing a 41% decrease year-over-year.
•Consumables revenue of approximately $507.2 million, representing 3% growth over the prior year. Consumables revenue consists of approximately $363.2 million of Single Cell consumables revenue, representing a 2% decrease year-over-year and $144.0 million of Spatial consumables revenue, representing 19% growth year-over-year.
•Services and License and Royalty revenue of approximately $34.8 million, excluding $44.1 million of upfront payments related to patent litigation settlements in the first and second quarters, representing 41% growth year-over-year.
•Increased cumulative Chromium instruments sold to more than 6,400 instruments and cumulative Spatial instruments sold to more than 1,500 as of the end of 2025.
•Single Cell consumables reactions sold increased by more than 20% compared to the prior year period.
•Cash, cash equivalents and marketable securities of approximately $520 million as of December 31, 2025.

“I am incredibly proud of the tenacity and ingenuity our team displayed throughout 2025,” said Serge Saxonov, Co-founder and CEO of 10x Genomics. “While the macro environment was challenging, the team forged even stronger partnerships with customers, made important progress across our product roadmap and maintained tight operational discipline, leading to a significant strengthening of our balance sheet. I am confident that our greatest impact lies ahead and 10x is well positioned for the future.”

J.P. Morgan Healthcare Conference
10x Genomics, Inc. is providing these updates in advance of its participation in the 44th Annual J.P. Morgan Healthcare Conference, which begins tomorrow. A live webcast of the company’s presentation and question and answer session, which begins at 8:15 a.m. Pacific Time on Monday, January 12, 2026, will be available on the "Investors" section of the company's website at: https://investors.10xgenomics.com/. The webcast will be archived and available for replay for at least 30 days after the event.
Preliminary Select Results Subject to Adjustment
10x Genomics, Inc. has not completed preparation of its consolidated financial statements for the fourth quarter or fiscal year of 2025. The select results presented in this news release for the fourth quarter and year ended December 31, 2025 are preliminary and unaudited and are thus inherently uncertain and subject to change as we complete preparation of our consolidated financial statements for the year ended December 31, 2025. 10x Genomics, Inc. is in the process of completing its customary year-end close and review procedures as of and for the fourth quarter and year ended December 31, 2025, and there can be no assurance that final results for these periods will not differ from these estimates. During the course of the preparation of 10x Genomics, Inc.'s consolidated financial statements and related notes as of and for the year ended December 31, 2025, we or our independent registered public accountants may identify items that could cause final reported results to be materially different from the preliminary unaudited financial estimates presented herein.
About 10x Genomics
10x Genomics is a life science technology company building products to accelerate the mastery of biology and advance human health. Our integrated research solutions include instruments, consumables and software for single cell and spatial biology, which help academic and translational researchers and biopharmaceutical companies understand biological systems at a resolution and scale that matches the complexity of biology. Our products are behind breakthroughs in oncology, immunology, neuroscience and more, fueling powerful discoveries that are transforming the world's understanding of health and disease. To learn more, visit 10xgenomics.com or connect with us on LinkedIn, X, Facebook, Bluesky or YouTube.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. All statements included in this press release, other than statements of historical facts, may be forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “see,” “estimate,” “predict,” “potential,” “would,” “likely,” “seek” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include statements regarding 10x Genomics, Inc.’s expected financial results for the fourth quarter and year ended December 31, 2025 and our future opportunities and performance. These statements are based on management’s current expectations, forecasts, beliefs, assumptions and information available to management as of the date hereof. Actual outcomes and results could differ materially from these statements due to a number of factors and such statements should not be relied upon as representing 10x Genomics, Inc.’s views as of any date subsequent to the date of this press release. 10x Genomics, Inc. disclaims any obligation to update any forward-looking statements provided to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law. Although 10x Genomics believes that the expectations reflected in the forward-looking statements are reasonable, it cannot provide any assurance that these expectations will prove to be correct nor can it guarantee that the future results reflected in the forward-looking statements will be achieved or will occur. The material risks and uncertainties that could affect 10x Genomics, Inc.’s financial and operating results and cause actual results to differ materially from those indicated by the forward-looking statements made in this press release include those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s most recently-filed 10-K, 10-Q and elsewhere in the documents 10x Genomics, Inc. files with the Securities and Exchange Commission from time to time. 10x Genomics’ products are for research use only (RUO) and are not for use in diagnostic procedures. “10x Genomics”, “Chromium” and “Xenium” are trademarks of 10x. 10x trademarks are the sole property of 10x, and are subject to legal protection in the United States and/or certain other countries.
Disclosure Information
10x Genomics uses filings with the Securities and Exchange Commission, its website (www.10xgenomics.com), press releases, public conference calls, public webcasts and its social media accounts as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
Contacts
Investors: investors@10xgenomics.com
Media: media@10xgenomics.com
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